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                                                                  Exhibit 23 (b)
                                                                  --------------



                               CONSENT OF COUNSEL


We hereby consent to the reference to us under the caption "Legal Opinion" in the Prospectus included in Post-Effective Amendment No. 2 to the Form S-3 Registration Statement of South Jersey Industries, Inc. (Registration No. 33-36581).


/s/ Dechert Price & Rhoads

DECHERT PRICE & RHOADS


April 13, 1994